REVENUES	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
REVENUES [Text Block]
5. REVENUES

Revenues from sale of metal, including by-products, are recorded net of smelting and refining costs. Precious metals contained in doré form are sold and priced on delivery to the customer. Metals in concentrate form are sold and provisionally priced on delivery. Final settlements are based on market price at a predetermined future date, typically one to three months after delivery.

Revenues for the period are summarized as follows:

	Year Ended December 31,
	2017	2016
Gross revenue from payable metals:
Silver (1)	$165,832	$199,942
Gold	69,608	64,039
Lead	23,949	27,208
Zinc	4,317	8,902
Gross revenue	263,706	300,091
Less: smelting and refining costs	(11,418)	(22,014)
Revenues	$252,288	$278,077
Silver as % of gross revenue	63%	67%

(1) Silver revenue includes $0.8 million (2016 - $0.9 million) in retail coin and bullion sales.

The Santa Elena mine has a purchase agreement with Sandstorm Gold Ltd. (“Sandstorm”), which requires the Company to sell 20% of its gold production over the life of mine from a designated area of its underground operations. The selling price to Sandstorm is the lesser of $450 per ounce, subject to a 1% annual inflation increase commencing in April 2018, and the prevailing market price. In September 2017, the Company exceeded 50,000 cumulative ounces delivered to Sandstorm which increased the base selling price from $350 per ounce to $450 per ounce.
Gold deliveries to Sandstorm during the period are summarized as follows:

	Year Ended December 31,
	2017	2016
Au ounces delivered to Sandstorm	10,107	9,992
Average Au price - Sandstorm	$388	$360
Average Au price - market	$1,257	$1,251